EXHIBIT 10.1

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.  THIS SECURITY AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

THIS SECURITY IS ISSUED WITH ORIGINAL ISSUE DISCOUNT FOR THE PURPOSES OF SECTION 1271 et seq. OF THE INTERNAL REVENUE CODE.

NXT NUTRITIONALS HOLDINGS, INC.

Convertible Debenture
No. ____

$_____________ 2009	Issue Date: [________

This Convertible Debenture (the “Debenture”) is duly authorized and issued by NXT Nutritionals Holdings, Inc., a Delaware corporation (the “Company”).

FOR VALUE RECEIVED, the Company, promises to pay to the order of [______________], and or its registered assigns (the “Payee” or the “Holder”), the principal sum of $[_____________] (the “Principal Amount”), which is inclusive of all accrued interest through the Maturity Date at a rate of ten percent (10%) per annum, until the earlier of (i)  [____________], 2012 (the “Maturity Date”), and (ii) the date the Holder elects to exercise its right to convert this Debenture, in accordance with the provisions hereof. This Debenture is payable in lawful money of the United States of America and in same day funds, without abatement, reduction, deduction, counterclaim, recoupment, defense or setoff, to Holder at such account as Holder may designate. As additional consideration, upon execution of this Debenture, the Company shall issue to the Holder (i) five year warrants to purchase 100% of the shares of the Company’s common stock underlying this Debenture at an exercise price of $0.60 per share, and (ii) five year warrants to purchase 100% of the shares of the Company’s common stock underlying this Debenture at an exercise price of $0.40 per share (the “Warrants”) as set forth in the Company’s Confidential Term Sheet dated February 17, 2009 (the “Offering”).

This Debenture is subject to the following additional provisions:

1.      Voluntary Conversion. At any time from the original Issue Date until any and all amounts owed to Holder pursuant to this Debenture have been paid in full, this Debenture shall be convertible into shares of Common Stock at the option of the Holder, in whole or in part (subject to any limitations on conversion).  The Holder shall effect conversions by delivering to the Company the form of Notice of Conversion attached hereto as Exhibit A (a “Notice of Conversion”), specifying therein the Principal Amount of this Debenture to be converted and the date on which such conversion is to be effected (a “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion is provided hereunder. To effect conversions hereunder, the Holder shall not be required to physically surrender this Debenture to the Company unless the entire Principal Amount of this Debenture has been so converted. Conversions hereunder shall have the effect of lowering the outstanding Principal Amount of this Debenture in an amount equal to the applicable conversion amount. The Company shall maintain records showing the Principal Amount converted and the date of such conversions. The Holder and any assignee, by acceptance of this Debenture, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Debenture, the unpaid and unconverted Principal Amount of this Debenture may be less than the amount stated on the face hereof.

A. Conversion Price. On any Conversion Date, the Principal Amount is convertible into shares of the Company’s common stock (the “Common Shares”) at a conversion price of $0.40 per share.

B. Mechanism of Conversion.

i. Conversion Shares Issuable Upon Conversion of Principal Amount. The number of Common Shares issuable upon a conversion hereunder shall be determined by the quotient obtained by dividing the outstanding principal amount of this Debenture to be converted by the Conversion Price.

ii. Delivery of Certificate Upon Conversion. In the event of any conversion of this Debenture in accordance with and subject to the terms and conditions hereof, certificates for the Common Shares shall be dated the Conversion Date and delivered to the Holder hereof within a reasonable time, not exceeding five (5) Business Days after any Conversion Date, or, at the request of the Holder (provided that a registration statement under the Securities Act providing for the resale of the Common Shares is then in effect or that the Common Shares are otherwise exempt from registration), issued and delivered to the Depository Trust Company (“DTC”) account on the Holder’s behalf via the Deposit Withdrawal Agent Commission System (“DWAC”) within a reasonable time, not exceeding five (5) Business Days after such conversion, and the Holder hereof shall be deemed for all purpose to be the holder of the Common Shares so purchased as of the date of such conversion. The Company will deliver or cause to be delivered to the Holder a certificate or certificates representing the number of Common Shares being acquired upon the conversion of this Debenture. Notwithstanding the foregoing to the contrary, the Company or its transfer agent shall only be obligated to issue and deliver the shares to the DTC on a holder’s behalf via DWAC if such exercise is in connection with a sale or other exemption from registration by which the shares may be issued without a restrictive legend and the Holder and its transfer agent are participating in DTC through the DWAC system. The Holder shall deliver this original Debenture, or an indemnification undertaking with respect to such Debenture in the case of its loss, theft or destruction, at such time that this Debenture is fully exercised.

iii. Failure to Deliver Certificate. If in the case of any Notice of Conversion such certificate or certificates are not delivered to or as directed by the applicable Holder by the tenth Business Day after a Conversion Date, the Holder shall be entitled by written notice to the Company at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event the Company shall immediately return the certificates representing the principal amount of this Debenture tendered for conversion.

iv. Reservation of Shares Issuable Upon Conversion. The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of common stock solely for the purpose of issuance upon any conversion of this Debenture as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder (and the other holders of the Debentures), not less than 100% of the Common Shares as shall be issuable upon the conversion of the Principal Amount. The Company covenants that all shares of common stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued, and fully paid, nonassessible.

v. Fractional Shares. Upon a conversion hereunder the Company shall not be required to issue stock certificates representing fractions of shares of the common stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the closing bid price of the Company’s common stock as quoted by Bloomberg on the day prior to the Company’s receipt of the Conversion Notice. If the Company elects not, or is unable, to make such cash payment, the Holder shall be entitled to receive, in lieu of the financial fraction of a share, one whole share of common stock.

vi. Transfer Taxes. The issuance of certificates for Common Shares upon conversion of this Debenture shall be made without charge to the Holder hereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of this Debenture so converted and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

C.           Injunction Posting of Bond.  In the event Holder shall elect to convert a Debenture or part thereof, the Company may not refuse conversion based on any claim that Holder or anyone associated or affiliated with Holder has been engaged in any violation of law, or for any other reason, unless, a final non-appealable injunction from a court made on notice to Holder, restraining and or enjoining conversion of all or part of such Debenture shall have been sought and obtained by the Company or the Company has posted a surety bond for the benefit of Holder in the amount of 120% of the outstanding principal and accrued but unpaid interest of the Debenture, or aggregate purchase price of the Shares which are sought to be subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to Holder to the extent the judgment or decision is in Holder’s favor.

2.           Adjustment of Conversion Price.  The Conversion Price shall be subject to adjustment from time to time as set forth in this Section 2. The Company shall give the Holder notice of any event described below which requires an adjustment pursuant to this Section 2 in accordance with the notice provisions set forth in Section 7D.

A.           Issuance of Additional Shares of Common Stock.  In the event the Company shall at any time following the Issuance Date issue any additional shares of Common Stock or securities convertible into shares of Common Stock (except for the issuance of Common Stock upon exercise of the Warrants or employee stock options) at a price per share less than the Conversion Price then in effect or without consideration, then the Conversion Price upon each such issuance shall be adjusted to the price equal to the consideration per share paid for such additional shares of Common Stock.

B.           Stock Dividends, Subdivisions and Combinations.  If at any time the Company shall:

                                i.           make or issue or set a record date for the holders of the Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, shares of Common Stock,

                                ii.           subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

                                iii           combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then (1) the number of shares of Common Stock for which this Debenture is convertible immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Debenture is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (2) the Conversion Price then in effect shall be adjusted to equal (A) the Conversion Price then in effect multiplied by the number of shares of Common Stock for which this Debenture is exercisable immediately prior to the adjustment divided by (B) the number of shares of Common Stock for which this Debenture is exercisable immediately after such adjustment.

                3.           Prepayment.  This Debenture may be prepaid, in whole or in part, without penalty and without the prior written consent of the Holder, provided that the Registration Statement as set forth in Section 6 herein has been declared effective by the Securities and Exchange Commission and provide that the Holder has been given thirty (30) days prior written notice of such prepayment.

4.           Holder’s Representations and Warranties.  The Holder represents and warrants that:

A.           Restrictions on Transfer or Resale. The Holder understands that (i) the Debenture and any Common Shares upon conversion of the Debenture have not been registered under the Securities Act of 1933 or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) the Debenture or the underlying Common Shares are subsequently registered thereunder, or (B) Holder shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration; and (ii) Holder is acquiring the Debenture and the underlying Common Shares for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act, and (iii) Holder does not presently have any agreement or understanding, directly or indirectly, with any party to distribute any of the securities.

B.           Accredited Investor Status.  Holder is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D.

C.           Reliance on Exemptions.  The Holder understands that the Debenture and any Common Shares upon voluntary conversion are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and Holder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of Holder set forth herein in order to determine the availability of such exemptions and the eligibility of Holder to acquire the securities.

D.           Information.  Holder and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the securities that have been requested by Holder.  Holder and its advisors, if any, have been afforded the opportunity to ask questions of the Company.  Neither such inquiries nor any other due diligence investigations conducted by Holder or its advisors, if any, or its representatives shall modify, amend or affect Holder's right to rely on the Company's representations and warranties contained herein. Holder understands that its investment in the Debenture and any Common Shares upon voluntary conversion involve a high degree of risk and is able to afford a complete loss of such investment. Holder has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the securities.

E.           No Governmental Review.  Holder understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the securities or the fairness or suitability of the investment in the securities nor have such authorities passed upon or endorsed the merits of the offering of the securities.

F.           Legend. This Debenture and all certificates representing Common Shares upon voluntary conversion shall be stamped or imprinted with a legend in substantially the following form:

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144 A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

5.           Events of Default

A.           The term “Event of Default” shall mean any of the events set forth in this Section 4A (the term “Company” for this purpose shall include all subsidiaries of the Company):

  i.           Non-Payment of Obligations.  The Company shall default in the payment of the Principal Amount of this Debenture as and when the same shall become due and payable, whether by acceleration or otherwise.

 ii.           Non-Performance of Covenants.  The Company shall default in the due observance or performance of any covenant set forth herein, which default shall continue uncured for fifteen (15) days after notice thereof.

 iii.           Bankruptcy, Insolvency, etc.  The Company shall:

(a)           admit in writing its inability to pay its debts as they become due;

(b)           apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator or other custodian for the Company or any of its property, or make a general assignment for the benefit of creditors;

(c)           in the absence of such application, consent or acquiesce in, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for the Company or for any part of its property and that is not dismissed within sixty days;

(d)           permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in respect of the Company, and, if such case or proceeding is not commenced by the Company or converted to a voluntary case, such case or proceeding is consented to or acquiesced in by the Company or results in the entry of an order for relief; or

(e)           take any corporate or other action authorizing any of the foregoing.

                iv.           Cross-Default.  The Company shall default in the payment when due of any amount payable under any other obligation of the Company for money borrowed in excess of $250,000.

B.           Action if Bankruptcy.  If any Event of Default described in clauses (iii)(a) through (d) of Section 5A shall occur, the Principal Amount of this Debenture and all other obligations hereunder shall automatically be and become immediately due and payable, without notice or demand.

C.           Action if Other Event of Default.  If any Event of Default (other than any Event of Default described in clauses (iii)(a) through (d) of Section 5A shall occur for any reason, whether voluntary or involuntary, and be continuing, for 15 days after notice by Holder, the Holder may, upon notice to the Company, declare all or any portion of the outstanding principal amount of the Debenture, to be due and payable and any or all other obligations hereunder to be due and payable, whereupon the full unpaid principal amount hereof, and any and all other such obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand, or presentment.

D.           Specific Enforcement, Consent to Jurisdiction.  The Company and Holder acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.  The Company hereby irrevocably waives, and agrees not to assert in any such suit, action or proceeding, that it is not personally subject to the jurisdiction in New York of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper.  Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

6.           Registration Rights.

A.           The Company shall register the Common Shares underlying the Debenture and Warrants (the “Registrable Securities”) on a Form S-1 (or any other applicable form exclusively for this offering) (the “Registration Statement”) to be filed with the Securities and Exchange Commission (the “SEC”) within sixty (60) days following the closing of the Subscription Period (the “Required Filing Date”), as defined in the Company’s Confidential Term Sheet dated February 17, 2009 (the “Term Sheet”) and have it declared effective within 120 days (150 days in the event of a full review by the SEC) after the closing of the Subscription Period (the “Required Effective Date”). The Company shall use its commercially reasonable efforts to keep the Registration Statement continuously effective under the Securities Act until the date when all Registrable Securities covered by the Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144 (the “Effectiveness Period”). The Company shall prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities.

B.           If the Registration Statement is not filed by the Required Filing Date or declared effective by the Required Effective Date or kept effective during the Effectiveness Period, the Company shall pay to each Investor as liquidated damages a cash payment equal to 1.0% of the aggregate amount invested by such Holder in the Offering for every 30-day period, or portion thereof until the Registration Statement has been filed or declared effective.  The total cash payments for not meeting the Required Filing Date and/or Required Effective Date shall not exceed 9% of the purchase price of the Offering.

C.           Cutback.  In connection with filing the Registration Statement, if the Commission limits the amount of Registrable Securities to be registered for resale pursuant to Rule 415 under the Securities Act, then the Company shall be entitled to exclude such disallowed Registrable Securities on a pro rata basis among the Holders thereof (the “Cutback Shares”), with a first priority given to the shares of Common Stock underlying the Debentures.  The Company shall prepare, and, as soon as practicable but in no event later than the six months from the date the Company’s Registration Statement was declared effective, file with the SEC an additional Registration Statement (“Additional Registration Statement”) on Form S-1 covering the resale of all of the disallowed Registrable Securities not previously registered on an Additional Registration Statement hereunder.  In the event that Form S-1 is unavailable for such a registration, the Company shall use such other form as is available for such a registration on another appropriate form.  The Company shall use its best efforts to have each Additional Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the ninety (90) days from the filing date of the Additional Registration Statement.  The Company shall not be subject to liquidated damages as set forth in Section 6B with respect to the Cutback Shares or in connection with the filing and effectiveness of any of the Additional Registration Statement registering the disallowed Registrable Securities.

7.           Miscellaneous.

A.           Parties in Interest.  All covenants, agreements and undertakings in this Debenture binding upon the Company or the Holder shall bind and inure to the benefit of the successors and permitted assigns of the Company and the Holder, respectively, whether so expressed or not.

B.           Governing Law.   This Debenture shall be governed by the laws of the State of New York as applied to contracts entered into and to be performed entirely within the State of New York.

C.           Waiver of Jury Trial.  THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS DEBENTURE OR ANY OTHER DOCUMENT OR INSTRUMENT EXECUTED AND DELIVERED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF THE PAYEE OR THE COMPANY.  THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PAYEE'S PURCHASING THIS DEBENTURE.

                                D.           Notices.

   (i)           Any notice pursuant to this Debenture to be given or made by the Holder to or upon the Company shall be sufficiently given or made if sent by certified or registered mail, postage prepaid, addressed (until another address is sent by the Company to the Holder) as follows:

To the Company:	NXT Nutritionals Holdings, Inc.
Attn: Francis McCarthy, President
56 Jackson Street
Holyoke, MA 01040

With a copy to:	Anslow & Jaclin, LLP
Attn: Kristina Trauger, Esq.
195 Route 9 South, Suite 204
Manalapan, NJ 07726

To the Holder:
[Insert Address]

   (ii)           Any notice pursuant to this Debenture to be given or made by the Company to or upon the Holder shall be sufficiently given or made if sent by certified or registered mail, postage prepaid, addressed (until another address is sent by the Holder to the Company) to the address of the Holder set forth above.

E.           No Waiver.  No delay in exercising any right hereunder shall be deemed a waiver thereof, and no waiver shall be deemed to have any application to any future default or exercise of rights hereunder.

F.           Modification and Severability.  If, in any action before any court or agency legally empowered to enforce any provision contained herein, any provision hereof is found to be unenforceable, then such provision shall be deemed modified to the extent necessary to make it enforceable by such court or agency.  If any such provision is not enforceable as set forth in the preceding sentence, the unenforceability of such provision shall not affect the other provisions of this Debenture, but this Debenture shall be construed as if such unenforceable provision had never been contained herein.

G.           Holder not deemed a Stockholder. Except as otherwise specifically provided herein, the Holder, solely in such Person's capacity as a holder of this Debenture, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of the Company for any purpose, nor shall anything contained in this Debenture be construed to confer upon the Holder, solely in such Person's capacity as the Holder of this Debenture, any of the rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the conversion shares which such Person is then entitled to receive upon the due conversion of this Debenture. In addition, nothing contained in this Debenture shall be construed as imposing any liabilities on the Holder to purchase any securities (upon conversion of this Debenture or otherwise) or as a shareholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

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IN WITNESS WHEREOF, this Debenture has been executed and delivered on the date specified above by the duly authorized representative of the Company.

                                                                                  NXT Nutritionals Holdings, Inc.

By:  __________________________
                                                                                       Name: Francis McCarthy
       Title: Chief Executive Officer

       Holder

By:  __________________________

Exhibit A

NOTICE OF CONVERSION

The undersigned hereby elects to convert principal under the Convertible Debenture of NXT Nutritionals Holdings, Inc., a Delaware corporation (the “Company”) due on [________], 2012 if not previously repaid by the Company, into shares of common stock (the “Common Shares”), of the Company according to the conditions hereof, as of the date written below.  If the Common Shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

The undersigned agrees to comply with the prospectus delivery requirements under the applicable securities laws in connection with any transfer of the aforesaid Common Shares.

Conversion calculations:

Date to Effect Conversion:_________________________________________________________

Principal Amount of Debenture to be Converted:________________________________________

Number of Common Shares to be issued: ______________________________________________

Signature:   _________________________________________

Name:   ____________________________________________

Address:  __________________________________________

  __________________________________________